Exhibit 10.1

               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

     This Amendment Number Two to Loan and Security Agreement ("Amendment") is effective as of February 28, 2005, by and among, on the one hand, ADVANCED
MARKETING SERVICES, INC., a Delaware corporation, PUBLISHERS GROUP WEST INCORPORATED, a California corporation, and PUBLISHERS GROUP INCORPORATED, a California corporation (collectively, "Borrowers"), and, on the other hand, the lenders identified on the signature pages to the Agreement (as defined below) ("Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation ("Agent"), as the arranger and administrative agent for the Lenders, in light of the following:

     A. Borrowers, on the one hand, and Lender and Agent, on the other hand, have previously entered into that certain Loan and Security Agreement, dated as of April 27, 2004 (the "Agreement").

     B. Borrowers, Lenders and Agent desire to, among other things, amend the Agreement, and provide for certain waivers and extensions in connection therewith, as provided for below and on the conditions herein.

     NOW, THEREFORE, Borrowers, Lenders and Agent hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used herein shall have the meanings given to them in the Agreement unless specifically defined herein.

     2. OCCURRENCE OF TRIGGERING EVENT. Borrowers acknowledge that a Financial Covenant Triggering Event occurred on February 3, 2005 due to the fact that the sum of Borrowers' Excess Availability plus Qualified Cash on such date was $19,501,897.41, which sum was less than the required amount of $20,000,000. Such Financial Covenant Triggering Event shall be rescinded immediately following Agent's receipt of a Compliance Certificate for the period ending September 30, 2005, provided that such Compliance Certificate evidences Borrowers' compliance with all requirements set forth therein and, provided, further, that no Default or Event of Default has occurred prior to such rescission date.

     3. WAIVER. Borrowers have requested that Lenders and Agent waive Borrowers' violation of Section 7.18(a) of the Agreement, namely, pursuant to such Section, Borrowers were required to attain EBITDA in a minimum amount of $4,172,000 for the 9 month period ending December 31, 2004, with Borrowers failing to attain such amount due to the fact that their EBITDA for such 9 month period was a loss of $3,266,000.

     Lenders and Agent hereby grant such request and waive such violation. Such waiver is limited precisely as written and shall not be deemed to be (a) a waiver or modification of any other term or condition of the Agreement or (b) prejudice any other rights or remedies which Lenders or Agent may now or in the future have under or in connection with the Agreement.

     4. EXTENSIONS.

          (a) Pursuant to Section 6.3(b) of the Agreement, Borrowers were required to deliver to Agent (with copies to each Lender), by June 30, 2004, certain financial statements and compliance certificates for Borrowers' fiscal year ending March 31, 2004. At Borrower's request, such deadline has been previously extended by Agent and Lenders through February 28, 2005. Contemporaneously herewith, Borrowers have requested additional time beyond February 28, 2005 in which to satisfy the requirements of such Section. With respect to same, Agent and Lenders hereby agree that Borrowers will have through June 30, 2005 in which to satisfy all of the requirements of such Section. Borrowers acknowledge and agree that their failure to satisfy all of such requirements prior to or on June 30, 2005 shall constitute an Event of Default under the Agreement.

          (b) In connection with Borrowers' fiscal year commencing April 1, 2005 and ending March 31, 2006, Borrowers are required, pursuant to Section 6.3(c) of the Agreement, to deliver to Agent (with copies to each Lender), as soon as available, but in any event within 30 days prior to the start of such fiscal year, copies of certain Projections of Borrowers. As of the date of this Amendment, Borrowers have requested additional time through April 30, 2005 in which to deliver such Projections. With respect to same and as of the date of this Amendment, Agent and Lenders hereby agree that Borrowers will have through April 30, 2005 in which to satisfy all of the requirements of such Section. Borrowers acknowledge and agree that their failure to satisfy all of such requirements prior to or on April 30, 2005 shall constitute an Event of Default under the Agreement.

     The extensions set forth herein shall be limited precisely as written and shall not be deemed to be (a) a waiver or modification of any other term or condition of the Agreement or (b) prejudice any other rights or remedies which Agent or Lenders may now or in the future have under or in connection with the Agreement.

     5. AMENDMENT.

     Section 7.18(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Following the occurrence of the Financial Covenant Triggering Event, fail to maintain or achieve:

               (i) Minimum EBITDA. EBITDA, measured on a quarterly basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

              Applicable Period               Applicable Amount
      -------------------------------- --------------------------------
           For the 3 month period               ($12,839,000)
            ending March 31, 2005
      -------------------------------- --------------------------------
              To be determined.*              To be determined.*

      -------------------------------- --------------------------------

* Beyond March 31, 2005, Borrowers and Agent agree that "Applicable Period(s)" and "Applicable Amount(s)" shall be determined by Agent in its sole discretion based upon, among other things, the Projections to be delivered to Agent (pursuant to Section 6.3 of the Agreement) prior to the commencement of Parent's fiscal year ending March 31, 2006, with Borrowers, Lenders and Agent agreeing that Borrowers shall deliver such Projections no later than April 30, 2005 notwithstanding any contrary deadline set forth in Section 6.3 of the Agreement. Within 14 days of Agent's receipt of such Projections, Agent shall advise Borrowers in writing of such future Applicable Period(s) and Applicable Amount(s). Borrowers agree that their failure to deliver such Projections by such deadline shall constitute and Event of Default under the Agreement.

     6. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Lender and Agent that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     7. NO DEFAULTS. Borrowers hereby affirm to Lenders and Agent that, other than those matters described in Section 3 above, no Event of Default has occurred and is continuing as of the date hereof.

     8. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment.

     9. COSTS AND EXPENSES. Borrowers shall pay to Agent all of the Lenders' and Agents' out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     10. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     11. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same

Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on March 4, 2005.

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent and a Lender

                                        By:     /s/ Daniel Whitwer
                                           -------------------------------------
                                        Title: Vice President


                                        ADVANCED MARKETING SERVICES, INC., a
                                        Delaware corporation

                                        By:     /s/ Curtis R. Smith
                                           -------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer



                                        PUBLISHERS GROUP WEST INCORPORATED, a
                                        California corporation

                                        By:     /s/ Curtis R. Smith
                                           -------------------------------------
                                        Title: Chief Financial Officer



                                        PUBLISHERS GROUP INCORPORATED, a
                                        California corporation

                                        By:     /s/ Curtis R. Smith
                                           -------------------------------------
                                        Title: Chief Financial Officer